Warrants	6 Months Ended
Dec. 31, 2022
Warrants and Rights Note Disclosure [Abstract]
Warrants
11.	WARRANTS
During the six months ended December 31, 2022, the Group issued 2,166,229 warrants in conjunction with refinancing of the senior debt facility and the Accordion facility. The warrants vest in three equal tranches over a period of eighteen months and entitle the holder to purchase one share of the Group’s common stock, at an exercise price of $0.0001 per share. The terms of the warrants also allow a ‘cashless exercise’ by the holder, at their discretion, wherein, the Group will deliver a net number of shares to the holder, without any cash receipts. The terms of the warrants also provide for a minimum guaranteed value that will be delivered by the Group to the holder of the warrants, varying with the date on which the warrants are exercised. Any shortfall in the guaranteed value may be delivered by the Group in the form of additional ordinary shares or cash, at its discretion, except where the delivery of additional ordinary shares will result in the holder acquiring an equity interest in the group exceeding 10% (or 20% with its affiliates), in such situations the additional guaranteed value must be delivered in cash.
The Group evaluated the warrants and concluded that they do not meet the criteria to be classified within stockholders’ equity. This is primarily based on the fact that the Group may be obligated to deliver cash to the warrant holders, to deliver the minimum guaranteed value. As such, the warrants have been classified as a financial liability instrument, measured at fair value with subsequent changes in fair value recorded in the statement of profit or loss.
The Group has previously issued Public and Private warrants, the accounting treatment for which has been discussed in detail in the Group’s financial statements for the year ended June 30, 2022.
Fair Value Measurements
The fair values of the Group’s financial assets and financial liabilities reflect the amounts that would be received to sell the assets or paid to transfer the liabilities in an orderly transaction between market participants at the measurement date (exit price).
The fair value of the Group’s long-term debt with fixed interest rates is based on market prices, if available, or expected future cash flows discounted at the current interest rate for financial liabilities with similar risk profiles (level 2 fair value hierarchy). Based on this assessment the fair value of the Group’s long-term debt is materially the same as the carrying value.
The Group’s assets and liabilities that were measured at fair value on a recurring basis were as follows:

	Fair Value Measured as at December 31, 2022
	level 1	level 2	level 3	Total
	$’000	$’000	$’000	$’000

Public warrant liabilities	2,645	—	—	2,645
Private warrant liabilities	—	71	—	71
Other warrant liabilities	—	7,335	—	7,335

Total	2,645	7,406	—	10,050

The following table presents a summary of the changes in the fair value of the Group’s warrant liability:

	Public warrants		Private warrants		Other warrants		Total
	Number of warrants	Amounts	Number of warrants	Amounts	Number of warrants	Amounts	Number of warrants	Amounts
		$’000		$’000		$’000		$’000
Balance as at July 1, 2022	9,037,130	12,019	241,147	321	—	—	9,278,277	12,340
Warrants issued	—	—	—	—	2,166,229	10,355	2,166,229	10,355
Warrants exercised and equity issued	(10,146)	(18)	—	—	(631,819)	(3,025)	(641,965)	(3,043)
Change in fair value	—	(9,356)	—	(250)	—	5	—	(9,602)

Balance as at December 31, 2022	9,026,984	2,645	241,147	71	1,534,410	7,335	10,802,541	10,050